Income tax	6 Months Ended
Jun. 30, 2021
Income tax
Income tax

6. Income tax

The Partnership is not subject to Marshall Islands corporate income taxes. The Partnership is subject to tax for earnings of its subsidiaries incorporated in Singapore, Indonesia, Cyprus and for certain Colombian source income. Income tax expense for the three months ended June 30, 2021 was $11.2 million, an increase of $9.8 million compared to $1.4 million for the three months ended June 30, 2020. Income tax expense for the six months ended June 30, 2021 was $12.9 million, an increase of $10.6 million compared to $2.4 million for the six months ended June 30, 2020. The main reason for the increase in income taxes for the three and six months ended June 30, 2021 was an accrual of $2.7 million in current taxes and an increase in the uncertain tax position of $7.9 million due to the completion of a tax audit related to 2019 in Indonesia.

In late June 2021, the tax audit for the Indonesian subsidiary's 2019 tax return was completed. The main finding was that an internal promissory note was reclassified from debt to equity such that 100% of the accrued interest was disallowed as a tax deduction. The Indonesian subsidiary has three months (until September 27, 2021) to file an Objection Request with the Central Jakarta Regional Tax Office. The Partnership and its Indonesian subsidiary disagree with the conclusion of the tax audit and intend to contest the tax authority's position. However, the audit findings result in an uncertain tax position for the open years that remain subject to a potential tax audit in Indonesia. The position for the open tax years was to take a tax deduction for the interest expense on the promissory note. We disagree with the conclusion and intend to contest the tax authority’s position. Nevertheless, we may not be successful in our appeal, and have expensed the additional tax for 2019. Accordingly, the Indonesian subsidiary has recorded an increase in the tax provision, or liability, of $7.9 million for the potential future obligation to the tax authorities for a disallowed interest deduction compared with its position for the open years.

Benefits of uncertain tax positions are recognized when it is more-likely-than-not that a tax position taken in a tax return will be sustained upon examination based on the technical merits of the position. For the six months ended June 30, 2021 and 2020, there were increases in uncertain tax positions of $7.9 million and $0.2 million, respectively. As of June 30, 2021, and December 31, 2020, the unrecognized tax benefits were $10.6 million and $2.7 million, respectively.

The charterer in Colombia pays certain taxes directly to the Colombian tax authorities on behalf of the Partnership’s subsidiaries that own and operate the Höegh Grace. The tax payments are a mechanism for advance collection of part of the income taxes for the Colombian subsidiary and a final income tax on Colombian source income for the non-Colombian subsidiary. The Partnership concluded these third-party payments to the tax authorities represent income taxes that must be accounted for under the guidance for income taxes. The amount of non-cash income tax expense was $0.2 million for each of the three months ended June 30, 2021 and 2020. The amount of non-cash income tax expense was $0.4 million for each of the six months ended June 30, 2021 and 2020.